Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Form 10-K of our reports dated February 20, 1998, on our audits of the consolidated financial statements and financial statement schedules of Anchor Holdings, Inc.


                                             COOPERS & LYBRAND L.L.P.


Knoxville, Tennessee
March 18, 1998